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                      Independent Auditors' Consent
                      -----------------------------

The Board of Directors and Stockholders
Roosevelt Financial Group, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/ Prospectus.


                                          /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
May 19, 1997